                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-3896

                             FPA PERENNIAL FUND, INC.
               (Exact name of registrant as specified in charter)

      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                    (Address of principal executive offices)

                             J. RICHARD ATWOOD,
      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 310-473-0225

Date of fiscal year end:  DECEMBER 31

Date of reporting period:  DECEMBER 31, 2003

Item 1.           Report to Stockholders.

  FPA Perennial Fund, Inc.

                                                        ANNUAL REPORT

                              DECEMBER 31, 2003

[FPA LOGO]
DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064
39743

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

     The year 2003 marked a dramatic reversal of the stock market decline which began in March 2000, although at year-end most stocks were still well below their record highs. Clearly, market participants decided that the economy was rapidly improving, and that foreign affairs and the U.S. dollar were not concerns either.

     The year's advance was uneven, however. Smaller and more speculative stocks dominated, those with low absolute prices, high beta (a measure of price volatility), and often no earnings, with the Russell 2000 and the Nasdaq performing far better that the S & P 500. We are concerned that we may be seeing a re-emergence of the Bubble Market of the 1998-1999 period.

     The extreme volatility of the stock market in recent years is clearly seen on the following table. Massive advances in the late 90s was followed by several years of dramatic decline. This ended in early 2003, and the market has forged ahead ever since, with gains of over 70% for the Nasdaq and Russell 2000 from the March 2003 lows to late January 2004.

     The market's performance over the entire 6-year period, however, is less exciting. After dramatic ups and downs, we ended up only a little higher than we started, with annualized gains of just 4-5% for the major indexes.

                 CUMULATIVE RETURNS       ANNUALIZED RETURN
               1998-1999   2000-2002       2003    1998-2003
               ---------   ---------      ------   ---------
Nasdaq           159%        (67)%          50%       4%
S&P 500           56%        (38)%          29%       4%
Russell 2000      18%        (21)%          47%       5%
Perennial         31%         21%           38%      14%

     Perennial's performance in 2003, a 37.9% gain, represents a dramatic contrast to the prior year. In 2002, Perennial had one of its worst years while in 2003 it had one of its best. The table below shows Perennial's investment performance for each of the past five years, as well as that of the benchmark Russell 2500.

                                                               FIVE
                1999     2000     2001     2002      2003     YEARS*
               ------   ------   ------   -------   ------   -------
Perennial       25.3%    10.2%    22.7%   (10.6)%    37.9%    15.9%
Russell 2500    24.2%     4.3%     1.2%   (17.8)%    45.5%     9.4%

*Annualized Return

     We would like to take this opportunity to review significant recent developments affecting four Perennial holdings.

     GRACO, a manufacturer of systems for dispensing viscous fluids like paint, adhesives, and lubricants, has been one of the stars of the Perennial portfolio since its purchase in 1996. Its earnings have increased three-fold and its share price six-fold since that date. It has earned extraordinarily high returns - recently 35% on equity and 50% pre-tax on operating assets. The negative aspect of these high returns has been that cash flow has greatly exceeded available investment opportunities. After prudent reinvestment in its existing business, and a few small acquisitions, its surplus cash has been mostly spent on several large share repurchases, totaling about 20% of shares outstanding.

     More recently, Graco management has taken a somewhat different tack, perhaps in response to the stock's historically rich PE ratio, and has decided to pay out the surplus cash directly to shareholders. Graco's regular dividend has been increased by 70%, and a special $2.25 per share payment has been declared as well. The latter will consume most of Graco's $100 million of balance sheet cash.

     DENISON INTERNATIONAL, a manufacturer of hydraulic components for both stationary and mobile machinery, was added to the portfolio in 1997. At the time, we were attracted by Denison's high returns on capital and its strong competitive position in high-end niche hydraulic markets, as well as its fortress balance sheet.

     Although Denison has been able to maintain its strong competitive position, and has not squandered capital on unwise investments, it has not been able to achieve meaningful earnings growth, in part burdened by difficult economic environments as well as adverse currency movements. As a result, we must describe Denison as one of Perennial's less successful investments.

     In recent months Denison has put itself up for sale, and in December announced a deal with Parker Hannifin, one of the world's largest hydraulics companies. The price, $24 per share in cash, is a fair one in our opinion. Compared to our original purchase price of about $16 per share, it represents a 50% gain, not a bad outcome for an unsuccessful investment.

     LINCARE is the leading company providing oxygen to patients in their homes, mostly people suffering from chronic obstructive pulmonary disease or congestive heart failure. Because a large percent of Lincare's revenue is paid by Medicare, it has always been exposed to changes in government reimbursement rates. Recently, these rates have changed for the worse. The recently passed

Medicare Prescription Drug legislation also contained some provisions which could significantly reduce the revenue of home oxygen providers like Lincare. This would involve both the rate paid for asthma drugs, often provided by oxygen companies, as well as the basic rate for oxygen equipment. The effects of this legislation on Lincare's 2004 earnings are well understood, but the year 2005 consequences are highly uncertain and potentially very adverse.

     In response to the impending changes, Lincare's stock price declined from over $40 to about $30, or almost 30%. Our response to the price decline was to add to Perennial's position. We did this for two reasons. First, we believe that the worst-case reimbursement changes directed by Congress would result in the exit from the business of many smaller operators, with severe negative effects on the mostly elderly oxygen using population. Since the federal agency overseeing Medicare, or CMS, has considerable discretion in making the changes, we do not expect the worst case to be implemented. Second, Lincare has demonstrated in the past that it can take advantage of adverse environments. In the late 1990's, for example, Medicare rates were reduced by 30% over a two-year period. Lincare responded by cutting costs and taking market share from weakened competitors, with the result that its earnings actually went up. While we certainly do not expect an earnings increase, we do expect Lincare to greatly outperform its competitors in the coming challenging period.

     NORTH FORK BANK, first purchased late in 2002, has recently announced a major acquisition. At the time we first purchased shares in North Fork, we were impressed by its ability to gain market share as it steadily expanded west from its original home in New York's Nassau and Suffolk counties. This was especially true in the very large Manhattan market, which was poorly served by Citigroup and Morgan Chase, the market share leaders there.

     North Fork's December announcement of its agreement to purchase the Trust Company of New Jersey represents a continuation of this strategy, and gives it a substantial presence in the rapidly growing northern New Jersey suburbs. The stock market seemingly shares our enthusiasm for the acquisition. North Fork's shares rose on the announcement, unlike the typical bank merger, where only the acquired bank's shares go up, while the buyer's shares fall.

Respectfully submitted,

/s/ Eric S. Ende

Eric S. Ende
President and Portfolio Manager
February 2, 2004

                             HISTORICAL PERFORMANCE

[CHART]

     CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA PERENNIAL FUND, INC. VS. RUSSELL 2500 INDEX AND LIPPER SMALL-CAP VALUE FUND AVERAGE FROM JANUARY 1, 1994 TO DECEMBER 31, 2003

                                     AVERAGE ANNUAL TOTAL RETURN
                                    YEARS ENDED DECEMBER 31, 2003
                                    -----------------------------
    FPA PERENNIAL FUND, INC.        1 YEAR    5 YEARS    10 YEARS
--------------------------------    ------    -------    --------
At Net Asset Value                   37.89%     15.87%      14.40%
With Maximum 5.25% Sales Charge      30.65%     14.63%      13.79%

                                     12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98
                                     --------   --------   --------   --------   --------   --------
Russell 2500                           10,000      9,894     13,030     15,510     19,288     19,362
Lipper Small-Cap Core Fund Average     10,000      9,900     11,244     13,221     16,073     16,970
FPA Perennial Fund, Inc. (NAV)         10,000      9,997     11,723     14,114     17,544     18,386
FPA Perennial Fund, Inc.                9,475      9,472     11,108     13,373     16,623     17,420

                                     12/31/99   12/31/00   12/31/01   12/31/02   12/31/03
                                     --------   --------   --------   --------   --------
Russell 2500                           24,037     25,064     25,370     20,854     30,344
Lipper Small-Cap Core Fund Average     19,380     21,938     23,620     19,496     28,131
FPA Perennial Fund, Inc. (NAV)         23,039     25,380     31,149     27,850     38,404
FPA Perennial Fund, Inc.               21,830     24,047     29,513     26,388     36,388

Past performance is not indicative of future performance. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. This index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. The Lipper Small-Cap Core Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Perennial Fund, Inc., with an ending value of $36,388, reflects deduction of the current maximum sales charge of 5.25% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $38,404. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

                             MAJOR PORTFOLIO CHANGES
                   For the Six Months Ended December 31, 2003
                                   (Unaudited)

                                                       SHARES OR
                                                       PRINCIPAL
                                                         AMOUNT
                                                       ----------
NET PURCHASES

COMMON STOCKS
Advanced Fibre Communications, Inc.                        85,000
Brown & Brown, Inc.                                        33,200
Cal Dive International, Inc.                               92,500
CarMax, Inc.                                               15,000
Charles River Laboratories International, Inc. (1)         37,300
Cognex Corporation                                         25,000
Health Management Associates, Inc. (1)                     68,000
Lincare Holdings Inc.                                      50,000
National Commerce Financial Corporation                    34,600
Noble Corporation                                          77,500
North Fork Bancorporation, Inc.                            40,000
Office Depot, Inc.                                        100,000
O'Reilly Automotive, Inc.                                  30,000
Renal Care Group, Inc.                                     35,000
Tidewater Inc.                                             80,000

NET SALES

COMMON STOCKS
Clayton Homes, Inc. (2)                                   225,000
OM Group, Inc. (2)                                         65,000
SanDisk Corporation                                       115,000

CONVERTIBLE DEBENTURE
Reptron Electronics, Inc. --6.75% 2004 (2)             $  777,500

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                                December 31, 2003

COMMON STOCKS                                            SHARES            VALUE
--------------------------------------------------   --------------   --------------
PRODUCER DURABLE GOODS -- 12.2%
Cognex Corporation                                          165,000   $    4,659,600
Crane Co.                                                   105,000        3,227,700
Denison International plc (ADR)*                             75,000        1,792,500
Graco Inc.                                                  100,000        4,010,000
IDEX Corporation                                             66,500        2,765,735
Zebra Technologies Corporation (Class A)*                    61,500        4,081,755
                                                                      --------------
                                                                      $   20,537,290
                                                                      --------------
ENERGY -- 10.1%
Cal Dive International, Inc.*                               250,000   $    6,027,500
Noble Corporation*                                          162,500        5,814,250
Tidewater Inc.                                              175,000        5,229,000
                                                                      --------------
                                                                      $   17,070,750
                                                                      --------------
TECHNOLOGY -- 9.4%
Advanced Fibre Communications, Inc.*                        250,000   $    5,037,500
KEMET Corporation*                                           60,900          833,721
Plantronics, Inc.*                                           95,000        3,101,750
SanDisk Corporation*                                         90,000        5,502,600
TriQuint Semiconductor, Inc.*                               209,691        1,482,515
                                                                      --------------
                                                                      $   15,958,086
                                                                      --------------
HEALTH CARE -- 9.3%
Charles River Laboratories International, Inc.*              37,300   $    1,280,509
Health Management Associates, Inc.                           68,000        1,632,000
Landauer, Inc.                                               10,000          407,800
Lincare Holdings Inc.*                                      135,000        4,054,050
Ocular Sciences, Inc.*                                      115,000        3,301,650
Renal Care Group, Inc.*                                     120,000        4,944,000
                                                                      --------------
                                                                      $   15,620,009
                                                                      --------------
RETAILING -- 7.6%
CEC Entertainment, Inc.*                                     55,000   $    2,606,450
CarMax, Inc.*                                               174,987        5,412,348
O'Reilly Automotive, Inc.*                                  125,000        4,795,000
                                                                      --------------
                                                                      $   12,813,798
                                                                      --------------
BUSINESS SERVICES & SUPPLIES -- 6.7%
HON INDUSTRIES Inc.                                          85,000   $    3,682,200
Manpower Inc.                                                65,000        3,060,200
Office Depot, Inc.*                                         275,000        4,595,250
                                                                      --------------
                                                                      $   11,337,650
                                                                      --------------

                                                                      SHARES OR
                                                                      PRINCIPAL
COMMON STOCKS--CONTINUED                                               AMOUNT            VALUE
----------------------------------------------------------------   --------------   --------------
BANKING -- 5.6%
National Commerce Financial Corporation                                   162,500   $    4,433,000
North Fork Bancorporation, Inc.                                           125,000        5,058,750
                                                                                    --------------
                                                                                    $    9,491,750
                                                                                    --------------
DISTRIBUTION -- 5.4%
Black Box Corporation                                                      65,000   $    2,994,550
ScanSource, Inc.*                                                         135,000        6,158,700
                                                                                    --------------
                                                                                    $    9,153,250
                                                                                    --------------
MATERIALS -- 2.1%
Engelhard Corporation                                                     120,000   $    3,594,000
                                                                                    --------------

INSURANCE -- 1.4%
Brown & Brown, Inc.                                                        70,000   $    2,282,700
                                                                                    --------------

TRANSPORTATION -- 0.2%
Knight Transportation, Inc.*                                               10,000   $      256,500
                                                                                    --------------

TOTAL COMMON STOCKS -- 70.0% (Cost $82,192,255)                                     $  118,115,783
                                                                                    --------------
SHORT-TERM INVESTMENTS -- 24.9% (Cost $42,098,518)
Short-term Corporate Notes:
  General Electric Capital Corporation -- 0.75% 1/02/04            $    7,791,000   $    7,790,838
  International Lease Finance Corporation -- 1.04% 1/05/04              6,917,000        6,916,201
  ChevronTexaco Funding Corporation -- 1.02% 1/06/04                    6,000,000        5,999,150
  Federal National Mortgage Association -- 1.03% 1/12/04                6,615,000        6,612,918
  General Electric Capital Services Corporation -- 1.07% 1/14/04        4,077,000        4,075,425
  Federal Home Loan Bank -- 1.01% 1/16/04                               4,000,000        3,998,316
  Toyota Motor Credit Corporation -- 0.92% 1/21/04                      2,511,000        2,509,716
  Federal Home Loan Mortgage -- 1.02% 2/04/04                           4,200,000        4,195,954
                                                                                    --------------
TOTAL SHORT-TERM INVESTMENTS                                                        $   42,098,518
                                                                                    --------------
TOTAL INVESTMENTS -- 94.9% (Cost $124,290,773)                                      $  160,214,301
Other assets less liabilities -- 5.1%                                                    8,665,716
                                                                                    --------------
TOTAL NET ASSETS -- 100%                                                            $  168,880,017
                                                                                    ==============

*Non-income producing security
See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2003

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $82,192,255)                             $  118,115,783
    Short-term investments -- at cost plus interest earned
      (maturities 60 days or less)                                  42,098,518   $  160,214,301
                                                                --------------
  Cash                                                                                      288
  Receivable for:
    Capital stock sold                                          $   14,366,709
    Dividends and accrued interest                                      28,580       14,395,289
                                                                --------------   --------------
                                                                                 $  174,609,878

LIABILITIES
  Payable for:
    Investment securities purchased                             $    5,267,911
    Capital stock repurchased                                          347,911
    Advisory fees and financial services                                99,226
    Accrued expenses                                                    14,813        5,729,861
                                                                --------------   --------------

NET ASSETS                                                                       $  168,880,017
                                                                                 ==============

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    25,000,000 shares; outstanding 6,243,918 shares                              $       62,439
  Additional Paid-in Capital                                                        133,278,792
  Distributions in excess of net realized gain on investments                          (384,742)
  Unrealized appreciation of investments                                             35,923,528
                                                                                 --------------
  Net assets at December 31, 2003                                                $  168,880,017
                                                                                 ==============

NET ASSET VALUE, REDEMPTION PRICE AND
 MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share
 (net assets divided by shares outstanding)                                      $        27.05
                                                                                 ==============

Maximum offering price per share
 (100/94.75 of per share net asset value)                                        $        28.55
                                                                                 ==============

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2003

INVESTMENT INCOME
    Interest                                                                      $      235,912
    Dividends                                                                            537,813
                                                                                  --------------
                                                                                  $      773,725

EXPENSES -- Note 3:
    Advisory fees                                               $      754,011
    Transfer agent fees and expenses                                   173,361
    Financial services                                                 108,309
    Reports to shareholders                                             30,066
    Custodian fees                                                      28,396
    Audit fees                                                          27,000
    Directors' fees and expenses                                        20,251
    Registration fees                                                   20,025
    Legal fees                                                           2,379
    Other expenses                                                       8,323         1,172,121
                                                                --------------    --------------
            Net investment loss                                                   $     (398,396)
                                                                                  --------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities 60 days or less)   $   19,809,935
    Cost of investment securities sold                              13,868,549
                                                                --------------
      Net realized gain on investments                                            $    5,941,386

Unrealized appreciation of investments:
    Unrealized appreciation at beginning of year                $    6,530,275
    Unrealized appreciation at end of year                          35,923,528
                                                                --------------
      Increase in unrealized appreciation of investments                              29,393,253
                                                                                  --------------

            Net realized and unrealized gain on investments                       $   35,334,639
                                                                                  --------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                                 $   34,936,243
                                                                                  ==============

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              2003                                2002
                                                --------------------------------    --------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment loss                           $     (398,396)                     $     (181,987)
  Net realized gain (loss) on investments            5,941,386                             (68,221)
  Net unrealized appreciation
    (depreciation) of investments                   29,393,253                          (9,313,191)
                                                --------------                      --------------
Increase (decrease) in net assets resulting
  from operations                                                 $   34,936,243                      $   (9,563,399)

Distributions to shareholders from net
  realized capital gains                                              (5,800,940)                         (1,036,773)
Capital Stock transactions:
  Proceeds from Capital Stock sold              $   68,468,148                      $   86,075,280
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions                   4,829,693                             868,514
  Cost of Capital Stock repurchased                (25,331,757)       47,966,085       (36,540,287)       50,403,507
                                                --------------    --------------    --------------    --------------
Total increase in net assets                                      $   77,101,388                      $   39,803,335

NET ASSETS
Beginning of year                                                     91,778,629                          51,975,294
                                                                  --------------                      --------------
End of year                                                       $  168,880,017                      $   91,778,629
                                                                  ==============                      ==============

CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold                                           2,726,602                           3,789,069
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions                                                      182,321                              39,676
Shares of Capital Stock repurchased                                   (1,162,599)                         (1,576,575)
                                                                  --------------                      --------------
Increase in Capital Stock outstanding                                  1,746,324                           2,252,170
                                                                  ==============                      ==============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

 SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                               YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                         2003            2002            2001            2000           1999
                                                     -----------     -----------     -----------     -----------    -----------
Per share operating performance:
Net asset value at beginning of year                 $     20.41     $     23.15     $     20.59     $     20.45    $     20.15
                                                     -----------     -----------     -----------     -----------    -----------
Income from investment operations:
  Net investment income (loss)                       $     (0.06)    $     (0.04)    $     (0.02)             --    $     (0.03)
  Net realized and unrealized gain (loss)
   on investment securities                                 7.77           (2.39)           4.65     $      1.95           4.89
                                                     -----------     -----------     -----------     -----------    -----------
Total from investment operations                     $      7.71     $     (2.43)    $      4.63     $      1.95    $      4.86
                                                     -----------     -----------     -----------     -----------    -----------
Less distributions from net realized capital gains   $     (1.07)    $     (0.31)    $     (2.07)    $     (1.81)   $     (4.56)
                                                     -----------     -----------     -----------     -----------    -----------
Net asset value at end of year                       $     27.05     $     20.41     $     23.15     $     20.59    $     20.45
                                                     ===========     ===========     ===========     ===========    ===========

Total investment return*                                   37.89%         (10.59)%         22.73%          10.16%         25.31%

Ratios/supplemental data:
Net assets at end of year (in thousands)             $   168,880     $    91,779     $    51,975     $    40,170    $    43,116
Ratio of expenses to average net assets                     1.05%           1.15%           1.24%           1.24%          1.30%
Ratio of net investment income (loss) to
  average net assets                                       (0.36)%         (0.25)%         (0.11)%          0.02%         (0.15)%
Portfolio turnover rate                                       23%              6%             25%             16%            16%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.


See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2003

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     FPA Perennial Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

          Securities listed or traded on a national securities exchange are valued at the last sale price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. If there was not a sale that day, these securities are valued at the last bid price. Securities which are unlisted are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned which approximates market value.

B.   Federal Income Tax

          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

          The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

E.   Reclassification of Capital Accounts

          As of December 31, 2003, $580,393 of accumulated net losses were reclassified to additional paid-in capital and undistributed net realized gains on investments in order to adjust for differences between income tax regulations and accounting principles generally accepted in the United States.

NOTE 2 -- PURCHASES, SALES AND TAX DIFFERENCES

     The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $31,191,402 for the year ended December 31, 2003. Realized gains or losses are based on the specific-certificate identification method.

     All of the amounts reported in the financial statements at December 31, 2003 were the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at December 31, 2003 for federal income tax and financial reporting purposes was $37,329,151 and $1,405,623, respectively.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 12% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the year ended December 31, 2003, the Fund paid aggregate fees of $20,000 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the year ended December 31, 2003, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $59,069 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

                          INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA PERENNIAL FUND, INC.

     We have audited the accompanying statement of assets and liabilities of FPA Perennial Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of FPA Perennial Fund, Inc. for each of the three years in the period ended December 31, 2001 were audited by other auditors whose report, dated February 1, 2002, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Perennial Fund, Inc. as of December 31, 2003, the results of its operations, for the year then ended and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Los Angeles, California
January 30, 2004

                        DIRECTOR AND OFFICER INFORMATION
                                   (Unaudited)

                                                                                                        PORTFOLIOS IN
                                                                                                        FUND COMPLEX
         NAME, AGE &               POSITION(S)     TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)       OVERSEEN BY       OTHER
           ADDRESS                 WITH COMPANY       YEARS SERVED         DURING THE PAST 5 YEARS         DIRECTOR    DIRECTORSHIPS
------------------------------  -----------------  ------------------  -------------------------------  -------------  -------------
Willard H. Altman, Jr. - (68)*      Director+      Years Served:  6    Retired. Formerly, until 1995,         6
11400 W. Olympic Blvd.                                                 Partner of Ernst & Young LLP, a
Suite 1200                                                             public accounting firm.
Los Angeles, CA 90064

John P. Endicott - (85)*            Director+      Years Served: 21    Independent Management                 1
11400 W. Olympic Blvd.                                                 Consultant.
Suite 1200
Los Angeles, CA 90064

Leonard Mautner - (86)*             Director+      Years Served: 21    President, Leonard Mautner             2
11400 W. Olympic Blvd.                                                 Associates; General Partner,
Suite 1200                                                             Goodman & Mautner Ltd.
Los Angeles, CA 90064

Lawrence J. Sheehan - (71)          Director+      Years Served: 13    Of counsel to, and partner             5
11400 W. Olympic Blvd.                                                 (1969 to 1994) of, the law firm
Suite 1200                                                             of O'Melveny & Myers LLP, legal
Los Angeles, CA 90064                                                  counsel to the Company.

Eric S. Ende - (59)                 Director+,                         Senior Vice President of the           3
11400 W. Olympic Blvd.             President &     Years Served:  4    Adviser.
Suite 1200                      Portfolio Manager
Los Angeles, CA 90064

Steven R. Geist - (50)              Executive      Years Served:  8    Vice President of the
11400 W. Olympic Blvd.            Vice President                       Adviser.
Suite 1200                         & Portfolio
Los Angeles, CA 90064                Manager

J. Richard Atwood - (43)            Treasurer      Years Served:  7    Principal and Chief Operating                   First Pacific
11400 W. Olympic Blvd.                                                 Officer of the Adviser.                         Advisors,
Suite 1200                                                             President of FPA                                Inc. and
Los Angeles, CA 90064                                                  Fund Distributors, Inc.                         FPA Fund
                                                                                                                       Distributors,
                                                                                                                       Inc.
Sherry Sasaki - (49)                Secretary      Years Served: 21    Assistant Vice President and
11400 W. Olympic Blvd.                                                 Secretary of the Adviser and
Suite 1200                                                             of FPA Fund Distributors,
Los Angeles, CA 90064                                                  Inc.

Christopher H. Thomas - (46)        Assistant      Years Served:  9    Vice President and Controller                   FPA Fund
11400 W. Olympic Blvd.              Treasurer                          of the Adviser and of FPA                       Distributors,
Suite 1200                                                             Fund Distributors, Inc.                         Inc.
Los Angeles, CA 90064

+ Directors serve until their resignation, removal or retirement.
* Audit Committee Member

                            FPA PERENNIAL FUND, INC.


INVESTMENT ADVISER


First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064


SHAREHOLDER SERVICE AGENT


Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115
(800) 638-3060
(617) 483-5000


CUSTODIAN & TRANSFER AGENT


State Street Bank and Trust Company
Boston, Massachusetts


TICKER SYMBOL: FPPFX
CUSIP: 302548102


DISTRIBUTOR


FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064


COUNSEL


O'Melveny & Myers LLP
Los Angeles, California


INDEPENDENT AUDITORS


Deloitte & Touche LLP
Los Angeles, California


This report has been prepared for the information of shareholders of FPA Perennial Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. (a) The registrant has adopted a code of ethics that applies to the registrant's senior executive and financial officers. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

          (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

          (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The registrant's board of directors has determined that Willard H. Altman, Jr., a member of the registrant's audit committee and board of directors, is an "audit committee financial expert" and is "independent," as those terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the audit committee and of the board of directors.

Item 4.   Principal Accountant Fees and Services.

                                                 2002              2003
          (a)    Audit Fees                      $ 25,200          $ 22,000
          (b)    Audit Related Fees                   -0-               -0-
          (c)    Tax Fees                        $  3,200          $  5,000
          (d)    All Other Fees                       -0-               -0-


          (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant's independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant's financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if: (i) the registrant's independent auditors inform the audit committee of the engagement, (ii) the registrant's independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor's independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor's report prepared in connection with such services. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting.

             (2) Disclose the percentage of services described in each of paragraphs (b) - (d) of this Item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(C) of Rule 2-01 of Regulation S-X. 100% of the services provided to the registrant described in paragraphs (b) - (d) of this Item were pre-approved by the audit committee pursuant to paragraphs (e)(1) of this Item. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) - (d) of this Item that were required to be pre-approved by the audit committee.

          (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. All services performed on the engagement to audit the registrant's financial statements for the most recent fiscal year end were performed by the principal accountant's full-time, permanent employees.

          (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. None

          (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A

Item 5. Audit Committee of Listed Registrants. N/A. Item is only applicable for annual reports for the year ending on or after January 15, 2004.

Item 6.   Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A.

Item 8.   Reserved.

Item 9.   Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of FPA Perennial Fund, Inc. ("Fund") have concluded that the Fund's Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Fund's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.  Exhibits.

(a) Code of ethics as applies to the registrant's officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex. 99.CODE ETH.

(b) Separate certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2 under the Investment Company Act of 1940. Attached hereto.

                                   SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPA PERENNIAL FUND, INC.


By: /s/ ERIC S. ENDE
   --------------------------------
    Eric S. Ende, President

Date: March 8, 2004


Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPA PERENNIAL FUND, INC.


By: /s/ J. RICHARD ATWOOD
   --------------------------------
    J. Richard Atwood, Treasurer

Date: March 8, 2004